OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2023
Other Non-current Assets
OTHER NON-CURRENT ASSETS

10. OTHER NON-CURRENT ASSETS

Other non-current assets consist of the following:

	As of December 31,
	2022	2023
	RMB	RMB

Long-term loan receivables (Note 6)
- Unsecured	-	60,000
- Secured	-	56,662
Long-term receivables from disposal of a subsidiary (Note 6)	13,137	11,133
Prepayment of commercial properties (1)	78,000	78,000
Others	7,368	5,485
Less: allowance for doubtful accounts	(2,091)	(22,213)
Total other non-current assets	96,414	189,067

(1)	In 2020, the Group purchased commercial properties from a third party and paid the full amount in advance with consideration of US$ 11.25 million (equivalent RMB 78,000). As of December 31, 2023, the properties are under construction and expected to be handed over to the Group during the first half year of 2025.

YUNJI INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)